Mobilepro Corp. and Subsidiaries Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

On June 21, 2004, Mobilepro Corp’s. (“Mobilepro”) subsidiary DFW Acquisition, Inc. (“DFW”) entered into a Purchase Agreement with Crescent Communications, Inc. (“Crescent”). Under the purchase agreement, DFW, a wholly owned subsidiary of Mobilepro acquired certain assets of Crescent comprising the connectivity services for $1,150,000. Upon the completion of the acquisition, the assets acquired were consolidated with those of DFW’s and Mobilepro, and the ISP division of Crescent will now be consolidated with those of DFW’s and DWF will reflect all earnings of Crescent’s ISP division as part of their earnings.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of Clovers’ operations included in Mobilepro’s consolidated financial statements from the date of acquisition.

The following unaudited pro forma condensed consolidated balance sheet represents the pro forma financial position of Mobilepro and DFW which includes Crescent and Clover (acquired subsequent to June 30, 2004 in July 2004) at June 30, 2004 (June 21, 2004 for Crescent).

The unaudited pro forma condensed consolidated statements of operations for the three months ended June 30, 2004 (six months for Clover) (from January 1, 2004 through June 21, 2004 for Crescent) reflect the combined results of Mobilepro and DFW as if the proposed combination of the companies had occurred at the beginning of 2004. Mobilepro is a fiscal year end of March 31st, and Crescent and Clover are a calendar year end of December 31st, therefore for Crescent and Clover the annual December 31, 2003 numbers are reflected. The Mobilepro figures at March 31, 2004 and for the year ended March 31, 2004 reflect the other subsidiaries Mobilepro acquired during its fiscal year ended March 31, 2004.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2004 (JUNE 21, 2004 FOR CRESCENT)

	MOBILEPRO	CLOVER	CRESCENT	DFW	NOTE ADJUSTMENTS PROFORMA

ASSETS

CURRENT ASSETS:
Cash	$1,871,839	$486,282	$-	$486,282	(a)	$(650,000)	$808,121
					(b)	(900,000)
Accounts receivable, net	786,636	77,776	192,729	270,505		-	1,057,141
Other current assets	301,075	17,861	-	17,861		-	318,936

TOTAL CURRENT ASSETS	2,959,550	581,919	192,729	774,648		(1,550,000)	2,184,198

Fixed assets, net	618,430	174,375	238,995	413,370		-	1,031,800

Other assets	2,837	-	-	-		-	2,837
Deferred financing fees, net	1,686,667	-	-	-		-	1,686,667
Intangible assets, net	4,956,940	-	200,346	200,346	(a)	933,704	6,705,019
					(b)	614,029

TOTAL ASSETS	$10,224,424	$756,294	$632,070	$1,388,364		$(2,267)	$11,610,521

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Notes payable, current portion	$926,772	$ -	$ -	$-	(a)	$600,000	$1,726,772
					(b)	200,000
Deferred revenue	448,139	214,287	146,099	360,386		-	808,525
Equity line of credit	3,000,000	-	-	-		-	3,000,000
Accounts payable and accrued expenses	933,061	225,711	-	225,711		-	1,158,772

TOTAL CURRENT LIABILITIES	5,307,972	439,998	146,099	586,097		800,000	6,694,069

Note payable, net of current portion	496,340	-	-	-		-	496,340

TOTAL LIABILITIES	5,804,312	439,998	146,099	586,097		800,000	7,190,409

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.001, $0 and $.001 par value,
5,000,000, 0, and 5,000,000 shares authorized, and
35,425, 0, and 35,425 shares issued and outstanding	35	-	-	-		-	35

Common stock, $.001, $0 and $.001 par value,
600,000,000,500, and 600,000,000 shares authorized, and
255,914,196, 331 and 255,914,196 shares issued and outstanding	255,914	84,000	-	84,000	(a)	(84,000)	255,914
Treasury stock	-	(6,000)	-	(6,000) (a)		6,000	-
Additional paid in capital	20,758,430	-	-	-		-	20,758,430
Accumulated earnings (deficit)	(16,594,267)	238,296	485,971	724,267	(a)	(238,296)	(16,594,267)
					(b)	(485,971)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	4,420,112	316,296	485,971	802,267		(802,267)	4,420,112

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$10,224,424	$756,294	$632,070	$1,388,364		$(2,267)	$11,610,521

See notes to proforma financial statements.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE / SIX MONTHS ENDED JUNE 30, 2004 (JUNE 21, 2004 FOR CRESCENT)

	MOBILEPRO	CLOVER	CRESCENT	DFW	NOTE	ADJUSTMENTS	PROFORMA

REVENUES	$1,170,164	$662,746	$847,551	$1,510,297		$-	$2,680,461
COST OF SALES	357,939	335,018	680,830	1,015,848		-	1,373,787

GROSS PROFIT	812,225	327,728	166,721	494,449		-	1,306,674

OPERATING EXPENSES:
Professional fees and compensation	910,051	-		-		-	910,051
Rent and property costs	27,409	-		-		-	27,409
Advertising and marketing	55,378	-		-		-	55,378
Research and development	324	-		-		-	324
Travel and meals expenses	32,974	-		-		-	32,974
General and administrative expenses	201,118	303,178	603,022	906,200		-	1,107,318
Depreciation and amortization	113,277	28,320	54,373	82,693		-	195,970

TOTAL OPERATING EXPENSES	1,340,531	331,498	657,395	988,893		-	2,329,424

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(528,306)	(3,770)	(490,674)	(494,444)		-	(1,022,750)
OTHER INCOME (LOSS)	(229,133)	8,255	(20,326)	(12,071)		-	(241,204)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(757,439)	4,485	(511,000)	(506,515)		-	(1,263,954)
PROVISION FOR INCOME TAXES	-	-	-	-	( c)	-	-

NET INCOME (LOSS)	$(757,439)	$4,485	$(511,000)	$(506,515)		$-	$(1,263,954)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.00)	N/A	N/A	N/A			$(0.01)

WEIGHTED AVERAGE SHARES OUTSTANDING	232,277,996	N/A	N/A	N/A			232,277,996

See notes to profroma financial statements.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004 / DECEMBER 31, 2003

	MOBILEPRO	CLOVER	CRESCENT	DFW	NOTE	ADJUSTMENTS	PROFORMA

REVENUES	$311,355	$1,534,049	$1,854,289	$3,388,338		$-	$3,699,693
COST OF SALES	117,349	588,661	1,359,690	1,948,351		-	2,065,700

GROSS PROFIT	194,006	945,388	494,599	1,439,987		-	1,633,993

OPERATING EXPENSES:
Professional fees and compensation	1,577,782	-		-		-	1,577,782
Rent and property costs	105,142	-		-		-	105,142
Advertising and marketing	36,995	-		-		-	36,995
Research and development	1,620	-		-		-	1,620
Travel and meals expenses	48,020	-		-		-	48,020
General and administrative expenses	186,599	779,752	1,805,626	2,585,378		-	2,771,977
Depreciation and amortization	21,000	93,684	114,000	207,684		-	228,684

TOTAL OPERATING EXPENSES	1,977,158	873,436	1,919,626	2,793,062		-	4,770,220

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(1,783,152)	71,952	(1,425,027)	(1,353,075)		-	(3,136,227)

OTHER INCOME (LOSS)	(374,692)	23,652	(30,832)	(7,180)		-	(381,872)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(2,157,844)	95,604	(1,455,859)	(1,360,255)		-	(3,518,099)

PROVISION FOR INCOME TAXES	-	-	-	-	( c)	-	-

NET INCOME (LOSS)	$(2,157,844)	$95,604	$(1,455,859)	$(1,360,255)		$-	$(3,518,099)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.02)	N/A	N/A	N/A			$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING	111,591,658	N/A	N/A	N/A			111,591,658

See proforma financial statements.

Mobilepro Corp. and Subsidiaries
 Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at June 30, 2004 (June 21, 2004 for Crescent) and the unaudited pro forma condensed consolidated statements of operations for the three months/six months ended and for the year ended March 31, 2004 / December 31, 2003, to reflect the proposed combination of Mobilepro Corp. and DFW Internet Services, Inc., which includes Crescent and Clover.

(a)	To record the purchase for DFW Internet Services, which occurred July 2004 for Clover.
(b)	To record the purchase of assets for DFW Internet Services, which occurred June 21, 2004 for Crescent.
(c)	There is no income tax provision for 2004 due to the carryover of the net operating losses.

Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:

Three Months Ended
June 30, 2004

Mobilepro’s. weighted average shares outstanding	232,277,996
Before acquisition

Shares issued in acquisition of DFW Internet Services, Inc.	0

Mobilepro’s weighted average shares outstanding
After acquisition	232,277,996